UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2008

 URANIUM STAR CORP.
(Exact name of registrant as specified in this charter)

Minnesota	000-51151	20-0803515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 – 141 Adelaide St. W. Toronto, Ontario, Canada	M5H 3L5
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code:  (416) 364-7024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On January 7, 2009, the Registrant issued the press release filed herewith as Exhibit 99.1.

As disclosed in the press release, at a meeting of the Registrant’s stockholders on December 23, 2008, holders of more than 90% of the shares of common stock cast at the meeting voted to approve the election of the following persons to serve as directors of the Registrant, each to hold office for a term expiring at the next annual meeting of stockholders or until his successor shall have been duly elected and qualified:

J.A. Kirk McKinnon

Richard E. Schler

William Nielsen

Hadyn Butler

Elgin M. Wolfe

Holders of more than 90% of the outstanding shares of common stock cast at the meeting also voted to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the financial year ending June 30, 2009.

As disclosed in the press release, at a meeting of the Registrant’s board of directors on December 23, 2008, the board of directors unanimously approved the following officer re-appointments:

Elgin M. Wolfe as Chairman of the Board of Directors

J.A. Kirk McKinnon as President and Chief Executive Officer

Richard E. Schler as Chief Operating Officer and Chief Financial Officer

Exhibit Description

99.1

Press Release dated January 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 7, 2009

URANIUM STAR CORP. By: /s/ Richard E. Schler Richard E. Schler Chief Operating Officer and CFO

Exhibit 99.1

Press Release date January 7, 2009

Uranium Star Corp. Announces Results of Annual Meeting of Stockholders and Special Meeting of Board of Directors

Uranium Star Corp. (URST: OTCBB) (the "Company") announces that the Annual Meeting of its Stockholders was held in Toronto, Ontario, Canada on December 23, 2008.

A quorum of the Company's outstanding common stock as of the record date of October 31, 2008 was present in person or by proxy at the meeting.

At the meeting, holders of a more than 90% of the outstanding shares of common stock cast at the meeting voted to approve the election of the following persons to serve as directors of the Company, each to hold office for a term expiring at the next annual meeting of stockholders or until his successor shall have been duly elected and qualified:

J.A. Kirk McKinnon

Richard E. Schler

William Nielsen

Hadyn Butler

Elgin M. Wolfe

Further at the meeting, holders of 90% of the shares of common stock cast at the meeting voted to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

The Company is also pleased to announce that on December 23, 2008 and following th Annual Meeting of its Stockholders, a Special Meeting of the Board of Directors was held in Toronto, Ontario, Canada.

At the meeing, the Board of Directors unanimously approved the following appointments for the financial year ending June 30th, 2009:

Elgin M. Wolfe as Chairman of the Board of Directors

J.A. Kirk McKinnon as President and Chief Executive Officer

Richard E. Schler as Chief Operating Officer and Chief Financial Officer

Except for historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties, including but not limited to economic, competitive, governmental and technological factors effecting the Company's operations, markets, products and prices and other factors discussed in the Company's various filings with the Securities and Exchange Commission.

ABOUT THE COMPANY

Uranium Star Corp. is a rapidly emerging exploration company with assets in Northern Quebec (Uranium), Madagascar (Vanadium and VMS) and Northern Ontario (Uranium). Its shares are traded on the OTCBB under the symbol URST and in the Frankfurt Exchange under the symbol YE5, and it has obtained conditional approval for its pending listing on the TSX Venture Exchange.  The Company continues to focus on high priority property acquisition and exploration in order to participate in meeting the significant and increasing demand for uranium and as an alternative energy source.

CONTACT INFORMATION

For information on the Company and its Properties, please visit www.uraniumstar.com

or

Brent Nykoliation

Richard Schler

Vice President of Business Development

Chief Operating Officer & CFO

(416) 364-7024 or Toll Free: 1-800-818-5442

WARNING: The statements made in this news release may contain forward-looking statements that may involve a number of risks and uncertainties. Actual events or results could differ materially from expectations and projections set out herein.